EXHIBIT 99.1



-------------------------- -------------------------- --------------------------
MORGAN STANLEY                                                    March 12, 2003
SECURITIZED PRODUCTS GROUP       [LOGO OMITTED]

-------------------------- -------------------------- --------------------------




                             COMPUTATIONAL MATERIALS


                                  $650,000,000
                                  APPROXIMATELY

                           CDC MORTGAGE CAPITAL TRUST
                                 SERIES 2003-HE1


                       MORTGAGE PASS-THROUGH CERTIFICATES



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

-------------------------- -------------------------- --------------------------
MORGAN STANLEY                                                    March 12, 2003
SECURITIZED PRODUCTS GROUP       [LOGO OMITTED]

-------------------------- -------------------------- --------------------------
                           APPROXIMATELY $650,000,000

                   CDC MORTGAGE CAPITAL TRUST SERIES 2003-HE1

                            CDC MORTGAGE CAPITAL INC.
                                     SELLER

                             FAIRBANKS CAPITAL CORP.
                                    SERVICER

                             TRANSACTION HIGHLIGHTS

--------- ----------- -------------- ---------------- ----------- ------------ ----------------- ---------- ------------ ----------
                                        EXPECTED       AVG LIFE    MODIFIED
                                         RATINGS       TO CALL     DURATION     PAYMENT WINDOW                             FINAL
 OFFERED                             (FITCH/MOODY'S/   /           TO CALL /       TO CALL /                               LEGAL
 CLASSES  DESCRIPTION    BALANCE          S&P)         MTY(1)(2)   MTY(1)(2)(3)    MTY(1)(2)     DAY COUNT   BENCHMARK    MATURITY
========= =========== ============== ================ =========== ============ ================= ========== ============ ==========
A-1(4)(5)   Floater   $[267,530,000] AAA /Aaa/ AAA    2.77 / 3.00  2.68 / 2.88  04/03 - 04/11 /  Actual/360  1 M LIBOR   7/25/2033
                                                                                04/03 - 09/20
--------- ----------- -------------- ---------------- ----------- ------------ ----------------- ---------- ------------ ----------
A-2(5)      Floater   $[267,530,000] AAA /Aaa/ AAA    2.77 / 3.00  2.68 / 2.87  04/03 - 04/11 /  Actual/360  1 M LIBOR   7/25/2033
                                                                                04/03 - 09/20
--------- ----------- -------------- ---------------- ----------- ------------ ----------------- ---------- ------------ ----------
M-1         Floater    $39,635,000     AA /Aa/ AA     5.38 / 5.93  5.06 / 5.51  06/06 - 04/11 /  Actual/360  1 M LIBOR   7/25/2033
                                                                                06/06 - 10/17
--------- ----------- -------------- ---------------- ----------- ------------ ----------------- ---------- ------------ ----------
M-2         Floater    $36,331,000       A /A2/A      5.36 / 5.85  4.86 / 5.23  05/06 - 04/11 /  Actual/360  1 M LIBOR   7/25/2033
                                                                                05/06 - 09/16
--------- ----------- -------------- ---------------- ----------- ------------ ----------------- ---------- ------------ ----------
M-3         Floater     $9,578,000     A- /A3/ A-     5.35 / 5.77  4.80 / 5.11  04/06 - 04/11 /  Actual/360  1 M LIBOR   7/25/2033
                                                                                04/06 - 12/14
--------- ----------- -------------- ---------------- ----------- ------------ ----------------- ---------- ------------ ----------
B-1         Floater    $18,166,000    BBB/Baa2/ BBB   5.34 / 5.64  4.57 / 4.77  04/06 - 04/11 /  Actual/360  1 M LIBOR   7/25/2033
                                                                                04/06 - 03/14
--------- ----------- -------------- ---------------- ----------- ------------ ----------------- ---------- ------------ ----------
B-2         Floater    $11,230,000   BBB-/Baa3/ BBB-  5.26 / 5.30  4.52 /  4.54 04/06 - 04/11 /  Actual/360  1 M LIBOR   7/25/2033
                                                                                04/06 - 03/12
--------- ------------ -------------- ----------------- ----------- ----------- ---------------- ---------- ------------ ----------

NOTES:    (1)  Certificates are priced to the 10% o ptional cle an-up call.

          (2)  Based on the pricing prepayment speed. See details below.

          (3)  Run at par.

          (4)  Class A-1 is wrapped by FSA.

          (5)  Class size subject to demand



ISSUER:                            CDC Mortgage Capital Trust Series 2003-HE1

DEPOSITOR:                         Morgan Stanley ABS Capital I Inc.

SELLER:                            CDC Mortgage Capital Inc.

ORIGINAL LOAN SELLERS:             IMPAC Funding Corporation (and its affiliate,
                                   Novelle  Financial  Services,  Inc.),  Encore
                                   Credit  Corp.,  BNC  Mortgage,  Inc.,  Chapel
                                   Mortgage  Corporation,  People's  Choice Home
                                   Loan,   Aegis   Mortgage   Corporation,   SIB
                                   Mortgage  Corp.,   and  New  Century  Capital
                                   Corporation.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

CLASS A-1-INSURER:                 Financial Security Assurance Inc.

SERVICER:                          Fairbanks Capital Corp.

TRUSTEE:                           Deutsche Bank National Trust Company

MANAGERS:                          Morgan    Stanley   (LEAD    MANAGER);    CDC
                                   Securities, Banc of America Securities LLC and Wachovia Securities, Inc. (CO-MANAGERS)

RATING AGENCIES:                   Fitch  Ratings,  Moody's  Investors  Service,
                                   Standard & Poor's Ratings Services

OFFERED CERTIFICATES:              Classes A-1,  A-2, M-1, M-2, M-3, B-1 and B-2
                                   Certificates

CLASS A CERTIFICATES:              Classes A-1 and A-2 Certificates

EXPECTED PRICING DATE:             March [ ], 2003

EXPECTED CLOSING DATE:             March [28] , 2003 through DTC,  Euroclear and
                                   Clearstream,  Luxembourg. The Class A-1, A-2,
                                   M-1, M-2, M-3, B-1 and B-2 Certificates will be settled without accrued interest.

DISTRIBUTION DATES:                The 25th of each month, or if such day is not
                                   a business day, on the next business day, beginning April 25, 2003.

CUT-OFF DATE:                      March 1, 2003,  for each Mortgage Loan in the
                                   mortgage pool on the Closing Date. For each Mortgage Loan subsequently acquired by the Trust with funds from the Pre-Funding Account
                                   (as described below), the first day of the month in which such loan was acquired.

CLASS A-1 INSURANCE:               Financial    Security   Assurance   Inc.,   a
                                   AAA/Aaa/AAA   rated  surety  bond   provider,
                                   guarantees   timely   interest  and  ultimate
                                   principal      to     the      Class      A-1
                                   Certificateholders.

DUE PERIOD FOR MORTGAGE LOANS:     For  any   Distribution   Date,   the  period
                                   commencing on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD FOR THE    The interest  accrual  period for the Offered
OFFERED CERTIFICATES:              Certificates with respect to any Distribution
                                   Date will be the period beginning with the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:                    The   Mortgage    Loans   will   consist   of
                                   approximately   $661  million  of  fixed  and
                                   adjustable rate, sub-prime, first-lien, and second-lien residential mortgage loans. The information on the Mortgage Loans described herein is based on the Cut-Off Date pool of approximately $541 million. It is expected that up to approximately $119 million of Mortgage Loans may be purchased by the trust for a period of up to 3 months after the closing date (the "Pre-Funding Period") as described below.

PRE-FUNDING:                       On  the  Closing  Date,   approximately  $119
                                   million   from  the   sale  of  the   Offered
                                   Certificates (the "Pre-Funded Amount") will be deposited with the Trustee into a separate account (the "Pre-Funding Account") and be used by the Trust to purchase additional
                                   Mortgage Loans during the Pre-Funding Period.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

PRICING PREPAYMENT SPEED:          o  FIXED RATE MORTGAGE LOANS: CPR starting at
                                      approximately  1.5333%  CPR in month 1 and
                                      increasing  to 23% CPR in month 15 (23%/15
                                      CPR   increase   for  each   month),   and
                                      remaining at 23% CPR thereafter.

                                   o  ADJUSTABLE  RATE  MORTGAGE  LOANS:  CPR of
                                      25%.

CREDIT ENHANCEMENT:                The Offered  Certificates are credit enhanced
                                   by:

                                   1) Net monthly excess cashflow from the Mortgage Loans;

                                   2) 1.60% overcollateralization (funded upfront ) based on the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount. After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.20% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount; 3) Subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and
                                        4) An Insurance policy issued by FSA for the Class A-1 Certificates only.

CREDIT ENHANCEMENT PERCENTAGE:     For any  Distribution  Date,  the  percentage
                                   obtained  by  dividing   (x)  the   aggregate
                                   Certificate    Principal   Balance   of   the
                                   subordinate   certificates   (including   any
                                   overcollateralization and taking into account
                                   the    distributions    of   the    Principal
                                   Distribution  Amount  for  such  Distribution
                                   Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:                    The later to occur of:

                                   (x)  The earlier of:

                                   (a) The Distribution Date occurring in April 2006; and

                                   (b)  The  Distribution   Date  on  which  the
                                        aggregate   balance   of  the   Class  A
                                        Certificates is reduced to zero; and

                                   (y)  the first Distribution Date on which the
                                        Credit      Enhancement       Percentage
                                        (calculated  for this purpose only after
                                        taking  into   account   scheduled   and
                                        unscheduled payments of principal on the
                                        mortgage  loans  on the  last day of the
                                        related  Due  Period  but  prior  to any
                                        applications  of Principal  Distribution
                                        to  the  Offered   Certificates  on  the
                                        applicable Distribution Date) is greater than or equal to 38.00%.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TRIGGER EVENT:                     A  Delinquency  Trigger Event is in effect if
                                   the quotient  (expressed as a percentage)  of
                                   (x) the three month  rolling daily average of
                                   60+ day  Delinquent  Loans as of the last day
                                   of the Due  Period,  over  (y) the  aggregate
                                   principal   balance  of  the  Mortgage  Loans
                                   equals or exceeds [37]% of the prior period's
                                   Credit Enhancement Percentage.

                                   A Loss Trigger Event is in effect if the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related Due Period divided by the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount exceeds the applicable percentages described below with respect to such Distribution Date:

                                                                         LOSS
                                   DISTRIBUTION DATE OCCURRING IN     PERCENTAGE

                                   April 2005 to March 2006             [3.10]%

                                   April 2006 to March 2007             [4.10]%

                                   April 2007 to March 2008             [4.75]%

                                   April 2008 and Thereafter            [5.35]%

INITIAL SUBORDINATION              Class A-1:         19.00%
PERCENTAGE:                        Class A-2:         19.00%
                                   Class M-1:         13.00%
                                   Class M-2:          7.50%
                                   Class M-3:          6.05%
                                   Class B-1:          3.30%
                                   Class B-2:          1.60%

OPTIONAL CLEAN-UP CALL:            If the Class X  certificates  are 100% owned,
                                   directly  or  indirectly,   by  CDC  Mortgage
                                   Capital  Inc. or any of its  affiliates,  the
                                   servicer  may  exercise a clean-up  call when
                                   the current  aggregate  principal  balance of
                                   the  Mortgage  Loans is less than or equal to
                                   10% of the  sum  of the  aggregate  principal
                                   balance  as  of  the  Cut-Off   Date  of  the
                                   Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.

                                   If the Class X certificates are not 100% owned, directly or indirectly, by CDC
                                   Mortgage Capital Inc. or any of its affiliates, then the majority owner of the Class X certificates may exercise a clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.

STEP-UP COUPONS:                   For the Offered  Certificates the coupon will
                                   increase  after the  Optional  Clean-up  Call
                                   Date, should the call not be exercised. The coupon for the Class A Certificates will increase by 2 times its margin and the coupons for the Class M-1, M-2, M-3, B-1 and
                                   B-2 Certificates will each increase by 1.5 times their respective margins.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

CLASS A-1 PASS-THROUGH RATE:       The  Class  A-1   Certificates   will  accrue
                                   interest  at a  variable  rate  equal  to the
                                   lesser of (i)  one-month  LIBOR  plus [ ] bps
                                   ([ ] bps after the first distribution date on
                                   which   the   Optional   Clean-up   Call   is
                                   exercisable) and (ii) the Net WAC Cap.

CLASS A-2 PASS-THROUGH RATE:       The  Class  A-2   Certificates   will  accrue
                                   interest  at a  variable  rate  equal  to the
                                   lesser of (i)  one-month  LIBOR  plus [ ] bps
                                   ([ ] bps after the first distribution date on
                                   which   the   Optional   Clean-up   Call   is
                                   exercisable) and (ii) the Net WAC Cap.

CLASS M-1 PASS-THROUGH RATE:       The  Class  M-1   Certificates   will  accrue
                                   interest  at a  variable  rate  equal  to the
                                   lesser of (i)  one-month  LIBOR  plus [ ] bps
                                   ([ ] bps after the first distribution date on
                                   which   the   Optional   Clean-up   Call   is
                                   exercisable) and (ii) the Net WAC Cap.

CLASS M-2 PASS-THROUGH RATE:       The  Class  M-2   Certificates   will  accrue
                                   interest  at a  variable  rate  equal  to the
                                   lesser of (i)  one-month  LIBOR  plus [ ] bps
                                   ([ ] bps after the first distribution date on
                                   which   the   Optional   Clean-up   Call   is
                                   exercisable) and (ii) the Net WAC Cap.

CLASS M-3 PASS-THROUGH RATE:       The  Class  M-3   Certificates   will  accrue
                                   interest  at a  variable  rate  equal  to the
                                   lesser of (i)  one-month  LIBOR  plus [ ] bps
                                   ([ ] bps after the first distribution date on
                                   which   the   Optional   Clean-up   Call   is
                                   exercisable) and (ii) the Net WAC Cap.

CLASS B-1 PASS-THROUGH RATE:       The  Class  B-1   Certificates   will  accrue
                                   interest  at a  variable  rate  equal  to the
                                   lesser of (i)  one-month  LIBOR  plus [ ] bps
                                   ([ ] bps after the first distribution date on
                                   which   the   Optional   Clean-up   Call   is
                                   exercisable) and (ii) the Net WAC Cap.

CLASS B-2 PASS-THROUGH RATE:       The  Class  B-2   Certificates   will  accrue
                                   interest  at a  variable  rate  equal  to the
                                   lesser of (i)  one-month  LIBOR  plus [ ] bps
                                   ([ ] bps after the first distribution date on
                                   which   the   Optional   Clean-up   Call   is
                                   exercisable) and (ii) the Net WAC Cap.

NET WAC CAP:                       As to any Distribution  Date a per annum rate
                                   (on  an   Actual/360   basis)  equal  to  the
                                   weighted  average  gross rate of the Mortgage
                                   Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates and the FSA fee (calculated on the Class A-1 Certificate Balance).

INTEREST DISTRIBUTIONS ON          On each  Distribution  Date and after payment
OFFERED CERTIFICATES:              of fees and  reimbursements  to the Servicer,
                                   FSA and Trustee,  interest distributions from
                                   the  Interest   Remittance   Amount  will  be
                                   allocated  as  follows:

                                   (i) to the Class A-1 and Class A-2 Certificates, pro rata with respect to each such class, the Accrued Certificate Interest and any portion of Accrued Certificate Interest from prior Distribution Dates remaining unpaid and 30 days' interest on such unpaid amount at the applicable pass-through rate ("Unpaid Interest Shortfall");

                                   (ii) to the Class M-1 Certificates, its Accrued Certificate Interest;

                                   (iii) to the Class M-2 Certificates, its Accrued Certificate Interest;

                                   (iv) to the Class M-3 Certificates, its Accrued Certificate Interest;

                                   (v) to the Class B-1 Certificates, its Accrued Certificate Interest; and

                                   (vi) to the Class B-2 Certificates, its Accrued Certificate Interest.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS ON         On each  Distribution  Date (a)  prior to the
OFFERED CERTIFICATES:              Stepdown Date or (b) on which a Trigger Event
                                   is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                   (i)    to  the   Class   A-1  and  Class  A-2
                                          Certificates,   pro  rata,  until  the
                                          Certificate  Principal Balance of each
                                          such class has been reduced to zero;

                                   (ii)   to the Class M-1  Certificates,  until
                                          the  Certificate   Principal   Balance
                                          thereof has been reduced to zero;

                                   (iii)  to the Class M-2  Certificates,  until
                                          the  Certificate   Principal   Balance
                                          thereof has been reduced to zero;

                                   (iv)   to the Class M-3  Certificates,  until
                                          the  Certificate   Principal   Balance
                                          thereof has been reduced to zero;

                                   (v)    to the Class B-1  Certificates,  until
                                          the  Certificate   Principal   Balance
                                          thereof has been reduced to zero; and

                                   (vi)   to the Class B-2  Certificates,  until
                                          the  Certificate   Principal   Balance
                                          thereof has been reduced to zero.

                                   On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                   (i) to the Class A-1 and Class A-2 Certificates, pro rata, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount until the Certificate Principal Balance of each such class has been reduced to zero;

                                   (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                   (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                   (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                   (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                                   (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

INTEREST RATE CAP:                 Beginning on the first  Distribution Date, an
                                   Interest  Rate  Cap  will be  pledged  to the
                                   Trust  for a  period  of 20  months.  If  the
                                   1-month   LIBOR  rate  exceeds   7.50%,   the
                                   Interest  Rate Cap pays the Trust the product
                                   of  (i)  the  difference   between  the  then
                                   current 1-month LIBOR rate and 7.50% (on an Actual/360 day count basis) up to a maximum of 100 bps and (ii) the Interest Rate Cap notional balance equal to the balance of the Class A-1 and Class A-2 Certificates at the pricing speed ("Interest Rate Cap Payment").


CLASS A-1, A-2, M-1, M-2,          As to any  Distribution  Date,  any remaining
M-3, B-1 AND B-2 BASIS RISK        available  funds  and any  Interest  Rate Cap

CARRY FORWARD AMOUNT:              Payment  received  after payments of interest
                                   and   principal  as   described,   and  after
                                   payments   in  respect  of  Unpaid   Interest
                                   Shortfalls, and realized loss amounts as described herein, will be available to pay a supplemental interest amount for the Class A
                                   Certificates and Class M-1, M-2, M-3, B-1 and
                                   B-2 Certificates (in that order) which equal the sum of:

                                   (i) the excess, if any, of interest that would otherwise be due on such Certificates at the respective Pass-Through Rate (without regard to the Net WAC Cap) over interest due such Certificates at a rate equal to the Net WAC Cap;

                                   (ii)   any   respective   Basis   Risk  Carry
                                          Forward Amount  remaining  unpaid from
                                          prior Distribution Dates; and

                                   (iii) interest on the amount in clause (ii) at the respective Pass-Through Rate (without regard to the Net WAC Cap).

PRE-FUNDING ACCOUNT PAYMENT:       Any funds in the Pre-Funding Account not used
                                   to purchase additional Mortgage Loans during the Pre-Funding Period will be paid to the Offered Certificates pro rata.

                                   Certificates pro rata.

ALLOCATION OF NET MONTHLY          For any  Distribution  Date,  any Net Monthly
                                   Excess Cashflow shall be paid as follows:


EXCESS CASHFLOW:                   (i)    to the Class M-1  Certificates,  their
                                          Unpaid Interest Shortfall;

                                   (ii) to the Class M-1 Certificates, their realized loss amount reimbursement;

                                   (iii) to the Class M-2 Certificates, their Unpaid Interest Shortfall;

                                   (iv) to the Class M-2 Certificates, their realized loss amount reimbursement;

                                   (v) to the Class M-3 Certificates, their Unpaid Interest Shortfall;

                                   (vi) to the Class M-3 Certificates, their realized loss amount reimbursement

                                   (vii) to the Class B-1 Certificates, their Unpaid Interest Shortfall;

                                   (viii) to the Class B-1  Certificates,  their
                                          realized loss amount reimbursement;

                                   (ix) to the Class B-2 Certificates, their Unpaid Interest Shortfall;

                                   (x) to the Class B-2 Certificates, their realized loss amount reimbursement;

                                   (xi) CONCURRENTLY, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                                   (xii) SEQUENTIALLY, to Classes M-1, M-2, M-3, B-1 and B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.



INTEREST REMITTANCE AMOUNT:        For any  Distribution  Date,  the  portion of
                                   available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

ACCRUED CERTIFICATE INTEREST:      For any  Distribution  Date and each class of
                                   Offered  Certificates,  equals  the amount of
                                   interest  accrued during the related interest
                                   accrual  period at the  related  Pass-Through
                                   Rate,  reduced by that  class's  share of net
                                   interest   shortfalls   and  any   shortfalls
                                   resulting   from  the   application   of  the
                                   Soldiers'  and  Sailors'  Civil Relief Act of
                                   1940 or similar state or local law.

PRINCIPAL DISTRIBUTION AMOUNT:     On any Distribution  Date, the sum of (i) the
                                   Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION       On any  Distribution  Date, the excess of (i)
AMOUNT:                            the  aggregate  Principal  Remittance  Amount
                                   over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT:       On any Distribution  Date, the sum of (i) all
                                   scheduled payments of principal collected or advanced on the Mortgage Loans during the prior Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage
                                   Loans with respect to such Distribution Date,
                                   (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan with respect to such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW:       For any  Distribution  Date is the  amount of
                                   funds available for distribution on such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION       For any Distribution  Date, the lesser of (i)
AMOUNT:                            the  excess  of  (x)  interest  collected  or
                                   advanced  on the  Mortgage  Loans  during the
                                   related    Due   Period    (less   fees   and
                                   reimbursements  owed  to  the  Servicer,  the
                                   Trustee  and  FSA),   over  (y)  the  sum  of
                                   interest distribution on the Certificates on such Distribution Date and (ii) the amount by which the overcollateralization is deficient for such Distribution Date.

EXCESS SUBORDINATED AMOUNT:        For any Distribution  Date, means the excess,
                                   if any of (i) the  overcollateralization  and
                                   (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION     For any Distribution Date, an amount equal to
                                   the excess of (x) the  aggregate  Certificate
                                   AMOUNTS:  Principal  Balances  of the Class A
                                   Certificates   immediately   prior   to  such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,302,846.

CLASS M-1 PRINCIPAL                For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:               the excess of (x) the sum of (i) the
                                   aggregate  Certificate
                                   Principal    Balances    of   the   Class   A
                                   Certificates  (after  taking into account the
                                   payment of the Class A Principal Distribution
                                   Amount  on such  Distribution  Date) and (ii)
                                   the  Certificate  Principal  Balance  of  the
                                   Class M-1 Certificates  immediately  prior to
                                   such Distribution Date over (y) the lesser of
                                   (A) the product of (i)  approximately  74.00%
                                   and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,302,846.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

CLASS M-2 PRINCIPAL                For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:               the   excess  of  (x)  the  sum  of  (i)  the
                                   aggregate  Certificate  Principal Balances of
                                   the Class A  Certificates  (after taking into
                                   account  the payment of the Class A Principal
                                   Distribution   Amount  on  such  Distribution
                                   Date), (ii) the Certificate Principal Balance
                                   of the Class M-1  Certificates  (after taking
                                   into  account  the  payment  of the Class M-1
                                   Principal   Distribution   Amount   on   such
                                   Distribution  Date) and (iii) the Certificate
                                   Principal    Balance   of   the   Class   M-2
                                   Certificates   immediately   prior   to  such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.00% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,302,846.

CLASS M-3 PRINCIPAL                For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:               the   excess  of  (x)  the  sum  of  (i)  the
                                   aggregate  Certificate  Principal Balances of
                                   the Class A  Certificates  (after taking into
                                   account  the payment of the Class A Principal
                                   Distribution   Amount  on  such  Distribution
                                   Date), (ii) the Certificate Principal Balance
                                   of the Class M-1  Certificates  (after taking
                                   into  account  the  payment  of the Class M-1
                                   Principal   Distribution   Amount   on   such
                                   Distribution  Date), ), (iii) the Certificate
                                   Principal    Balance   of   the   Class   M-2
                                   Certificates  (after  taking into account the
                                   payment   of   the   Class   M-2    Principal
                                   Distribution   Amount  on  such  Distribution
                                   Date),  and  (iv) the  Certificate  Principal
                                   Balance   of  the  Class   M-3   Certificates
                                   immediately  prior to such  Distribution Date
                                   over (y) the lesser of (A) the product of (i)
                                   approximately  87.90% and (ii) the  aggregate
                                   principal balance of the Mortgage Loans as of
                                   the last day of the  related  Due  Period and
                                   (B) the  aggregate  principal  balance of the
                                   Mortgage  Loans  as of  the  last  day of the
                                   related   Due  Period   minus   approximately
                                   $3,302,846.

CLASS B-1 PRINCIPAL                For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:               the   excess  of  (x)  the  sum  of  (i)  the
                                   aggregate  Certificate  Principal Balances of
                                   the Class A  Certificates  (after taking into
                                   account  the payment of the Class A Principal
                                   Distribution   Amount  on  such  Distribution
                                   Date), (ii) the Certificate Principal Balance
                                   of the Class M-1  Certificates  (after taking
                                   into  account  the  payment  of the Class M-1
                                   Principal   Distribution   Amount   on   such
                                   Distribution  Date),  (iii)  the  Certificate
                                   Principal    Balance   of   the   Class   M-2
                                   Certificates  (after  taking into account the
                                   payment   of   the   Class   M-2    Principal
                                   Distribution   Amount  on  such  Distribution
                                   Date), (iv) the Certificate Principal Balance
                                   of the Class M-3  Certificates  (after taking
                                   into  account  the  payment  of the Class M-3
                                   Principal   Distribution   Amount   on   such
                                   Distribution  Date),and  (v) the  Certificate
                                   Principal    Balance   of   the   Class   B-1
                                   Certificates   immediately   prior   to  such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.40% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,302,846.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

CLASS B-2 PRINCIPAL                For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:               the   excess  of  (x)  the  sum  of  (i)  the
                                   aggregate  Certificate  Principal Balances of
                                   the Class A  Certificates  (after taking into
                                   account  the payment of the Class A Principal
                                   Distribution   Amount  on  such  Distribution
                                   Date), (ii) the Certificate Principal Balance
                                   of the Class M-1  Certificates  (after taking
                                   into  account  the  payment  of the Class M-1
                                   Principal   Distribution   Amount   on   such
                                   Distribution  Date),  (iii)  the  Certificate
                                   Principal    Balance   of   the   Class   M-2
                                   Certificates  (after  taking into account the
                                   payment   of   the   Class   M-2    Principal
                                   Distribution   Amount  on  such  Distribution
                                   Date), (iv) the Certificate Principal Balance
                                   of the Class M-3  Certificates  (after taking
                                   into  account  the  payment  of the Class M-3
                                   Principal   Distribution   Amount   on   such
                                   Distribution   Date),   (v)  the  Certificate
                                   Principal    Balance   of   the   Class   B-1
                                   Certificates  (after  taking into account the
                                   payment   of   the   Class   B-1    Principal
                                   Distribution   Amount  on  such  Distribution
                                   Date)  and  (vi)  the  Certificate  Principal
                                   Balance   of  the  Class   B-2   Certificates
                                   immediately  prior to such  Distribution Date
                                   and over (y) the lesser of (A) the product of
                                   (i)   approximately   96.80%   and  (ii)  the
                                   aggregate  principal  balance of the Mortgage
                                   Loans as of the last day of the  related  Due
                                   Period  and  (B)  the   aggregate   principal
                                   balance of the Mortgage  Loans as of the last
                                   day  of  the   related   Due   Period   minus
                                   approximately $3,302,846.

TRUST TAX STATUS:                  REMIC.

ERISA ELIGIBILITY:                 Subject the considerations in the Prospectus,
                                   the Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:                 It  is   anticipated   that   none   of   the
                                   Certificates will be SMMEA eligible.

PROSPECTUS:                        The Offered  Certificates  are being  offered
                                   pursuant to a  prospectus  supplemented  by a
                                   prospectus    supplement    (together,    the
                                   "Prospectus").   Complete   information  with
                                   respect to the Offered  Certificates  and the
                                   collateral  securing them is contained in the
                                   Prospectus.   The   information   herein   is
                                   qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                   Certificates may not be consummated unless the purchaser has received the Prospectus.

                                   PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

        DATES              PPC 0%    PPC 75%   PPC 100%   PPC 125%   PPC 150%
      ----------           ------    -------   --------   --------   --------
       Initial                100        100        100        100        100
      March 2004               99         79         73         66         59
      March 2005               98         60         48         38         29
      March 2006               96         44         30         19          9
      March 2007               95         34         25         18          9
      March 2008               93         27         19         12          8
      March 2009               92         22         14          9          5
      March 2010               90         18         10          6          3
      March 2011               88         14          8          4          2
      March 2012               86         11          6          3          1
      March 2013               84          9          4          2          1
      March 2014               81          7          3          1          0
      March 2015               78          6          2          1          0
      March 2016               75          5          2          0          0
      March 2017               72          4          1          0          0
      March 2018               63          3          1          0          0
      March 2019               60          2          0          0          0
      March 2020               56          2          0          0          0
      March 2021               52          1          0          0          0
      March 2022               48          1          0          0          0
      March 2023               44          1          0          0          0
      March 2024               39          0          0          0          0
      March 2025               35          0          0          0          0
      March 2026               32          0          0          0          0
      March 2027               28          0          0          0          0
      March 2028               24          0          0          0          0
      March 2029               20          0          0          0          0
      March 2030               15          0          0          0          0
      March 2031               10          0          0          0          0
      March 2032                4          0          0          0          0
      March 2033                0          0          0          0          0
Average Life to Mat           18.11      4.00       3.00       2.31       1.78
Average Life to Call(1)       18.05      3.71       2.77       2.12       1.63

(1) Calculation includes 10% optional clean-up call



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

        DATES              PPC 0%    PPC 75%   PPC 100%   PPC 125%   PPC 150%
      ----------           ------    -------   --------   --------   --------
       Initial                100        100        100        100        100
      March 2004               99         79         73         66         59
      March 2005               98         60         48         38         29
      March 2006               96         44         30         19          9
      March 2007               95         34         25         18          9
      March 2008               93         27         19         12          8
      March 2009               92         22         14          9          5
      March 2010               90         18         10          6          3
      March 2011               88         14          8          4          2
      March 2012               86         11          6          3          1
      March 2013               84          9          4          2          1
      March 2014               81          7          3          1          0
      March 2015               78          6          2          1          0
      March 2016               75          5          2          0          0
      March 2017               72          4          1          0          0
      March 2018               63          3          1          0          0
      March 2019               60          2          0          0          0
      March 2020               56          2          0          0          0
      March 2021               52          1          0          0          0
      March 2022               48          1          0          0          0
      March 2023               44          1          0          0          0
      March 2024               39          0          0          0          0
      March 2025               35          0          0          0          0
      March 2026               32          0          0          0          0
      March 2027               28          0          0          0          0
      March 2028               24          0          0          0          0
      March 2029               20          0          0          0          0
      March 2030               15          0          0          0          0
      March 2031               10          0          0          0          0
      March 2032                4          0          0          0          0
      March 2033                0          0          0          0          0
Average Life to Mat           18.11      4.00       3.00       2.31       1.78
Average Life to Call(1)       18.05      3.71       2.77       2.12       1.63

(1) Calculation includes 10% optional clean-up call



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

        DATES              PPC 0%    PPC 75%   PPC 100%   PPC 125%   PPC 150%
      ----------           ------    -------   --------   --------   --------
       Initial                100        100        100        100        100
      March 2004              100        100        100        100        100
      March 2005              100        100        100        100        100
      March 2006              100        100        100        100        100
      March 2007              100         88         65         47         80
      March 2008              100         71         49         33         21
      March 2009              100         57         36         22         13
      March 2010              100         46         27         15          8
      March 2011              100         37         20         10          5
      March 2012              100         30         15          7          2
      March 2013              100         24         11          5          0
      March 2014              100         19          8          2          0
      March 2015              100         15          6          0          0
      March 2016              100         12          4          0          0
      March 2017              100          9          2          0          0
      March 2018              100          7          0          0          0
      March 2019              100          5          0          0          0
      March 2020              100          4          0          0          0
      March 2021              100          2          0          0          0
      March 2022              100          0          0          0          0
      March 2023              100          0          0          0          0
      March 2024              100          0          0          0          0
      March 2025               92          0          0          0          0
      March 2026               83          0          0          0          0
      March 2027               74          0          0          0          0
      March 2028               63          0          0          0          0
      March 2029               52          0          0          0          0
      March 2030               39          0          0          0          0
      March 2031               26          0          0          0          0
      March 2032               11          0          0          0          0
      March 2033                0          0          0          0          0
Average Life to Mat           25.92      7.81       5.93       5.03       4.81
Average Life to Call(1)       25.79      7.12       5.38       4.59       4.46

(1) Calculation includes 10% optional clean-up call



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

        DATES              PPC 0%    PPC 75%   PPC 100%   PPC 125%   PPC 150%
      ----------           ------    -------   --------   --------   --------
       Initial                100        100        100        100        100
      March 2004              100        100        100        100        100
      March 2005              100        100        100        100        100
      March 2006              100        100        100        100        100
      March 2007              100         88         65         47         33
      March 2008              100         71         49         33         21
      March 2009              100         57         36         22         13
      March 2010              100         46         27         15          8
      March 2011              100         37         20         10          3
      March 2012              100         30         15          7          0
      March 2013              100         24         11          2          0
      March 2014              100         19          8          0          0
      March 2015              100         15          5          0          0
      March 2016              100         12          1          0          0
      March 2017              100          9          0          0          0
      March 2018              100          7          0          0          0
      March 2019              100          4          0          0          0
      March 2020              100          1          0          0          0
      March 2021              100          0          0          0          0
      March 2022              100          0          0          0          0
      March 2023              100          0          0          0          0
      March 2024              100          0          0          0          0
      March 2025               92          0          0          0          0
      March 2026               83          0          0          0          0
      March 2027               74          0          0          0          0
      March 2028               63          0          0          0          0
      March 2029               52          0          0          0          0
      March 2030               39          0          0          0          0
      March 2031               26          0          0          0          0
      March 2032               11          0          0          0          0
      March 2033                0          0          0          0          0
Average Life to Mat           25.92      7.73       5.85       4.85       4.37
Average Life to Call(1)       25.79      7.12       5.36       4.45       4.05

(1) Calculation includes 10% optional clean-up call



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

        DATES              PPC 0%    PPC 75%   PPC 100%   PPC 125%   PPC 150%
      ----------           ------    -------   --------   --------   --------
       Initial                100        100        100        100        100
      March 2004              100        100        100        100        100
      March 2005              100        100        100        100        100
      March 2006              100        100        100        100        100
      March 2007              100         88         65         47         33
      March 2008              100         71         49         33         21
      March 2009              100         57         36         22         13
      March 2010              100         46         27         15          8
      March 2011              100         37         20         10          0
      March 2012              100         30         15          3          0
      March 2013              100         24         11          0          0
      March 2014              100         19          8          0          0
      March 2015              100         15          0          0          0
      March 2016              100         12          0          0          0
      March 2017              100          9          0          0          0
      March 2018              100          1          0          0          0
      March 2019              100          0          0          0          0
      March 2020              100          0          0          0          0
      March 2021              100          0          0          0          0
      March 2022              100          0          0          0          0
      March 2023              100          0          0          0          0
      March 2024              100          0          0          0          0
      March 2025               92          0          0          0          0
      March 2026               83          0          0          0          0
      March 2027               74          0          0          0          0
      March 2028               63          0          0          0          0
      March 2029               52          0          0          0          0
      March 2030               39          0          0          0          0
      March 2031               26          0          0          0          0
      March 2032               11          0          0          0          0
      March 2033                0          0          0          0          0
Average Life to Mat           25.91      7.64       5.77       4.74       4.18
Average Life to Call(1)       25.79      7.12       5.35       4.40       3.91

(1) Calculation includes 10% optional clean-up call



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

        DATES              PPC 0%    PPC 75%   PPC 100%   PPC 125%   PPC 150%
      ----------           ------    -------   --------   --------   --------
       Initial                100        100        100        100        100
      March 2004              100        100        100        100        100
      March 2005              100        100        100        100        100
      March 2006              100        100        100        100        100
      March 2007              100         88         65         47         33
      March 2008              100         71         49         33         21
      March 2009              100         57         36         22         11
      March 2010              100         46         27         15          0
      March 2011              100         37         20          5          0
      March 2012              100         30         15          0          0
      March 2013              100         24          6          0          0
      March 2014              100         19          0          0          0
      March 2015              100         15          0          0          0
      March 2016              100          8          0          0          0
      March 2017              100          3          0          0          0
      March 2018              100          0          0          0          0
      March 2019              100          0          0          0          0
      March 2020              100          0          0          0          0
      March 2021              100          0          0          0          0
      March 2022              100          0          0          0          0
      March 2023              100          0          0          0          0
      March 2024              100          0          0          0          0
      March 2025               92          0          0          0          0
      March 2026               83          0          0          0          0
      March 2027               74          0          0          0          0
      March 2028               63          0          0          0          0
      March 2029               52          0          0          0          0
      March 2030               39          0          0          0          0
      March 2031               26          0          0          0          0
      March 2032                6          0          0          0          0
      March 2033                0          0          0          0          0
Average Life to Mat           25.88      7.51       5.64       4.62       4.04
Average Life to Call(1)       25.79      7.12       5.34       4.38       3.85

(1) Calculation includes 10% optional clean-up call



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES               PPC 0%    PPC 75%   PPC 100%   PPC 125%   PPC 150%
     ----------            ------    -------   --------   --------   --------
       Initial                100        100        100        100        100
     March 2004               100        100        100        100        100
     March 2005               100        100        100        100        100
     March 2006               100        100        100        100        100
     March 2007               100         88         65         47         33
     March 2008               100         71         49         33         11
     March 2009               100         57         36         14          0
     March 2010               100         46         23          0          0
     March 2011               100         37         10          0          0
     March 2012               100         28          0          0          0
     March 2013               100         17          0          0          0
     March 2014               100          7          0          0          0
     March 2015               100          0          0          0          0
     March 2016               100          0          0          0          0
     March 2017               100          0          0          0          0
     March 2018               100          0          0          0          0
     March 2019               100          0          0          0          0
     March 2020               100          0          0          0          0
     March 2021               100          0          0          0          0
     March 2022               100          0          0          0          0
     March 2023               100          0          0          0          0
     March 2024               100          0          0          0          0
     March 2025                92          0          0          0          0
     March 2026                83          0          0          0          0
     March 2027                74          0          0          0          0
     March 2028                63          0          0          0          0
     March 2029                52          0          0          0          0
     March 2030                39          0          0          0          0
     March 2031                20          0          0          0          0
     March 2032                 0          0          0          0          0
     March 2033                 0          0          0          0          0
Average Life to Mat           25.77      7.06       5.30       4.32       3.77
Average Life to Call(1)       25.75      7.01       5.26       4.28       3.74

(1) Calculation includes 10% optional clean-up call



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

  PERIOD       A-1 CAP (%)       A-2 CAP (%)       M-1 CAP (%)       M-2 CAP (%)        M-3 CAP (%)      B-1 CAP (%)     B-2 CAP (%)
----------     -----------       -----------       -----------       -----------        -----------      -----------     -----------
               ACTUAL/360        ACTUAL/360       ACTUAL/360         ACTUAL/360        ACTUAL/360        ACTUAL/360      ACTUAL/360
 3/25/2003         --                --                --                --                 --                --              --
 4/25/2003         (3)               (3)               (3)               (3)                (3)               (3)             (3)
 5/25/2003         (3)               (3)               (3)               (3)                (3)               (3)             (3)
 6/25/2003         (3)               (3)               (3)               (3)                (3)               (3)             (3)
 7/25/2003        8.69               8.69             7.53               7.53               7.53              7.53            7.53
 8/25/2003        8.45               8.45             7.29               7.29               7.29              7.29            7.29
 9/25/2003        8.46               8.46             7.30               7.30               7.30              7.30            7.30
10/25/2003        8.71               8.71             7.54               7.54               7.54              7.54            7.54
11/25/2003        8.47               8.47             7.30               7.30               7.30              7.30            7.30
12/25/2003        8.72               8.72             7.54               7.54               7.54              7.54            7.54
 1/25/2004        8.48               8.48             7.30               7.30               7.30              7.30            7.30
 2/25/2004        8.49               8.49             7.30               7.30               7.30              7.30            7.30
 3/25/2004        9.02               9.02             7.81               7.81               7.81              7.81            7.81
 4/25/2004        8.50               8.50             7.31               7.31               7.31              7.31            7.31
 5/25/2004        8.76               8.76             7.55               7.55               7.55              7.55            7.55
 6/25/2004        8.52               8.52             7.31               7.31               7.31              7.31            7.31
 7/25/2004        8.78               8.78             7.55               7.55               7.55              7.55            7.55
 8/25/2004        8.54               8.54             7.31               7.31               7.31              7.31            7.31
 9/25/2004        8.54               8.54             7.31               7.31               7.31              7.31            7.31
10/25/2004        8.81               8.81             7.56               7.56               7.56              7.56            7.56
11/25/2004        8.56               8.56             7.31               7.31               7.31              7.31            7.31
12/25/2004        8.83               8.83             8.53               8.53               8.53              8.53            8.53
 1/25/2005        8.65               8.65             8.34               8.34               8.34              8.34            8.34
 2/25/2005        8.66               8.66             8.34               8.34               8.34              8.34            8.34
 3/25/2005        9.70               9.70             9.33               9.33               9.33              9.33            9.33
 4/25/2005        8.85               8.85             8.51               8.51               8.51              8.51            8.51
 5/25/2005        9.25               9.25             8.88               8.88               8.88              8.88            8.88
 6/25/2005        9.44               9.44             9.04               9.04               9.04              9.04            9.04
 7/25/2005        9.82               9.82             9.39               9.39               9.39              9.39            9.39
 8/25/2005        9.52               9.52             9.09               9.09               9.09              9.09            9.09
 9/25/2005        9.58               9.58             9.13               9.13               9.13              9.13            9.13
10/25/2005        9.95               9.95             9.47               9.47               9.47              9.47            9.47
11/25/2005        9.69               9.69             9.21               9.21               9.21              9.21            9.21
12/25/2005        10.70             10.70             10.14             10.14              10.14             10.14           10.14
 1/25/2006        10.47             10.47             9.90               9.90               9.90              9.90            9.90
 2/25/2006        10.49             10.49             9.91               9.91               9.91              9.91            9.91
 3/25/2006        11.70             11.70             11.02             11.02              11.02             11.02           11.02
 4/25/2006        21.51             21.51             9.99               9.99               9.99              9.99            9.99
 5/25/2006        12.51             12.51             10.37             10.37              10.37             10.37           10.37
 6/25/2006        12.60             12.60             10.56             10.56              10.56             10.56           10.56
 7/25/2006        13.04             13.04             10.98             10.98              10.98             10.98           10.98
 8/25/2006        12.58             12.58             10.62             10.62              10.62             10.62           10.62
 9/25/2006        12.62             12.62             10.66             10.66              10.66             10.66           10.66
10/25/2006        13.09             13.09             11.06             11.06              11.06             11.06           11.06


1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month , 6 month and 1 year LIBOR rate and a 1 year CMT rate of 20%

3.   Assumes 1.5% coupon on prefunded balance

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
                                    (CONT'D.)

PERIOD       A-1 CAP (%)       A-2 CAP (%)       M-1 CAP (%)       M-2 CAP (%)        M-3 CAP (%)       B-1 CAP (%)      B-2 CAP (%)
------       -----------       -----------       -----------       -----------        -----------       -----------      -----------
              ACTUAL/360        ACTUAL/360       ACTUAL/360         ACTUAL/360        ACTUAL/360         ACTUAL/360      ACTUAL/360
 11/25/2006     12.71             12.71             10.74             10.74              10.74             10.74           10.74
 12/25/2006     13.47             13.47             11.42             11.42              11.42             11.42           11.42
  1/25/2007     13.09             13.09             11.10             11.10              11.10             11.10           11.10
  2/25/2007     13.08             13.08             11.10             11.10              11.10             11.10           11.10
  3/25/2007     14.52             14.52             12.32             12.32              12.32             12.32           12.32
  4/25/2007     13.14             13.14             11.15             11.15              11.15             11.15           11.15
  5/25/2007     13.60             13.60             11.55             11.55              11.55             11.55           11.55
  6/25/2007     13.24             13.24             11.25             11.25              11.25             11.25           11.25
  7/25/2007     13.70             13.70             11.64             11.64              11.64             11.64           11.64
  8/25/2007     13.25             13.25             11.26             11.26              11.26             11.26           11.26
  9/25/2007     13.26             13.26             11.26             11.26              11.26             11.26           11.26
 10/25/2007     13.70             13.70             11.64             11.64              11.64             11.64           11.64
 11/25/2007     13.26             13.26             11.27             11.27              11.27             11.27           11.27
 12/25/2007     13.76             13.76             11.70             11.70              11.70             11.70           11.70
  1/25/2008     13.33             13.33             11.33             11.33              11.33             11.33           11.33
  2/25/2008     13.33             13.33             11.33             11.33              11.33             11.33           11.33
  3/25/2008     14.25             14.25             12.11             12.11              12.11             12.11           12.11
  4/25/2008     13.33             13.33             11.33             11.33              11.33             11.33           11.33
  5/25/2008     13.78             13.78             11.72             11.72              11.72             11.72           11.72
  6/25/2008     13.33             13.33             11.34             11.34              11.34             11.34           11.34
  7/25/2008     13.78             13.78             11.71             11.71              11.71             11.71           11.71
  8/25/2008     13.33             13.33             11.33             11.33              11.33             11.33           11.33
  9/25/2008     13.33             13.33             11.33             11.33              11.33             11.33           11.33
 10/25/2008     13.78             13.78             11.71             11.71              11.71             11.71           11.71
 11/25/2008     13.33             13.33             11.33             11.33              11.33             11.33           11.33
 12/25/2008     13.78             13.78             11.71             11.71              11.71             11.71           11.71
  1/25/2009     13.33             13.33             11.33             11.33              11.33             11.33           11.33
  2/25/2009     13.33             13.33             11.33             11.33              11.33             11.33           11.33
  3/25/2009     14.76             14.76             12.54             12.54              12.54             12.54           12.54
  4/25/2009     13.32             13.32             11.32             11.32              11.32             11.32           11.32
  5/25/2009     13.77             13.77             11.70             11.70              11.70             11.70           11.70
  6/25/2009     13.32             13.32             11.32             11.32              11.32             11.32           11.32
  7/25/2009     13.77             13.77             11.70             11.70              11.70             11.70           11.70
  8/25/2009     13.32             13.32             11.32             11.32              11.32             11.32           11.32
  9/25/2009     13.32             13.32             11.31             11.31              11.31             11.31           11.31
 10/25/2009     13.76             13.76             11.69             11.69              11.69             11.69           11.69
 11/25/2009     12.10             12.10             11.31             11.31              11.31             11.31           11.31
 12/25/2009     12.30             12.30             11.69             11.69              11.69             11.69           11.69
  1/25/2010     11.92             11.92             11.31             11.31              11.31             11.31           11.31
  2/25/2010     11.93             11.93             11.31             11.31              11.31             11.31           11.31
  3/25/2010     13.23             13.23             12.52             12.52              12.52             12.52           12.52
  4/25/2010     11.96             11.96             11.30             11.30              11.30             11.30           11.30
  5/25/2010     12.37             12.37             11.68             11.68              11.68             11.68           11.68
  6/25/2010     11.99             11.99             11.30             11.30              11.30             11.30           11.30
  7/25/2010     12.40             12.40             11.68             11.68              11.68             11.68           11.68


1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month , 6 month and 1 year LIBOR rate and a 1 year CMT rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
                          SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
                                    (CONT'D.)

PERIOD       A-1 CAP (%)       A-2 CAP (%)       M-1 CAP (%)       M-2 CAP (%)        M-3 CAP (%)       B-1 CAP (%)      B-2 CAP (%)
------       -----------       -----------       -----------       -----------        -----------       -----------      -----------
              ACTUAL/360        ACTUAL/360       ACTUAL/360         ACTUAL/360        ACTUAL/360         ACTUAL/360      ACTUAL/360
  8/25/2010     12.02             12.02             11.30             11.30              11.30             11.30           11.30
  9/25/2010     12.04             12.04             11.30             11.30              11.30             11.30           11.30
 10/25/2010     12.45             12.45             11.67             11.67              11.67             11.67           11.67
 11/25/2010     12.07             12.07             11.29             11.29              11.29             11.29           11.29
 12/25/2010     12.49             12.49             11.67             11.67              11.67             11.67           11.67
  1/25/2011     12.10             12.10             11.29             11.29              11.29             11.29           11.29
  2/25/2011     12.12             12.12             11.29             11.29              11.29             11.29           11.29
  3/25/2011     13.45             13.45             12.50             12.50              12.50             12.50           12.50
  4/25/2011     12.16             12.16             11.29             11.29              11.29             11.29           11.29
  5/25/2011     12.59             12.59             11.66             11.66              11.66             11.66           11.66
  6/25/2011     12.20             12.20             11.28             11.28              11.28             11.28           11.28
  7/25/2011     12.63             12.63             11.66             11.66              11.66             11.66           11.66
  8/25/2011     12.24             12.24             11.28             11.28              11.28             11.28           11.28
  9/25/2011     12.27             12.27             11.28             11.28              11.28             11.28           11.28
 10/25/2011     12.70             12.70             11.66             11.66              11.66             11.66           11.66
 11/25/2011     12.31             12.31             11.28             11.28              11.28             11.28           11.28
 12/25/2011     12.75             12.75             11.65             11.65              11.65             11.65           11.65
  1/25/2012     12.36             12.36             11.28             11.28              11.28             11.28           11.28
  2/25/2012     12.39             12.39             11.27             11.27              11.27             11.27           11.27
  3/25/2012     13.27             13.27             12.05             12.05              12.05             12.05           12.05
  4/25/2012     12.44             12.44             11.27             11.27              11.27             11.27           11.27
  5/25/2012     12.88             12.88             11.65             11.65              11.65             11.65           11.65
  6/25/2012     12.49             12.49             11.27             11.27              11.27             11.27             --
  7/25/2012     12.94             12.94             11.64             11.64              11.64             11.64             --
  8/25/2012     12.55             12.55             11.27             11.27              11.27             11.27             --
  9/25/2012     12.58             12.58             11.27             11.27              11.27             11.27             --
 10/25/2012     13.03             13.03             11.64             11.64              11.64             11.64             --
 11/25/2012     12.64             12.64             11.26             11.26              11.26             11.26             --
 12/25/2012     13.10             13.10             11.64             11.64              11.64             11.64             --
  1/25/2013     12.71             12.71             11.26             11.26              11.26             11.26             --
  2/25/2013     12.75             12.75             11.26             11.26              11.26             11.26             --
  3/25/2013     14.15             14.15             12.46             12.46              12.46             12.46             --
  4/25/2013     12.82             12.82             11.26             11.26              11.26             11.26             --
  5/25/2013     13.28             13.28             11.63             11.63              11.63             11.63             --
  6/25/2013     12.89             12.89             11.26             11.26              11.26             11.26             --
  7/25/2013     13.36             13.36             11.63             11.63              11.63             11.63             --
  8/25/2013     12.97             12.97             11.25             11.25              11.25             11.25             --
  9/25/2013     13.01             13.01             11.25             11.25              11.25             11.25             --
 10/25/2013     13.49             13.49             11.63             11.63              11.63             11.63             --
 11/25/2013     13.10             13.10             11.25             11.25              11.25             11.25             --
 12/25/2013     13.58             13.58             11.62             11.62              11.62             11.62             --
  1/25/2014     13.19             13.19             11.25             11.25              11.25             11.25             --
  2/25/2014     13.24             13.24             11.25             11.25              11.25             11.25             --
  3/25/2014     14.71             14.71             12.45             12.45              12.45             12.45             --
  4/25/2014     13.34             13.34             11.24             11.24              11.24             11.24             --


1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month , 6 month and 1 year LIBOR rate and a 1 year CMT rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
                          SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
                                    (CONT'D.)

PERIOD       A-1 CAP (%)       A-2 CAP (%)       M-1 CAP (%)       M-2 CAP (%)        M-3 CAP (%)       B-1 CAP (%)      B-2 CAP (%)
------       -----------       -----------       -----------       -----------        -----------       -----------      -----------
              ACTUAL/360        ACTUAL/360       ACTUAL/360         ACTUAL/360        ACTUAL/360         ACTUAL/360      ACTUAL/360
  5/25/2014     13.83             13.83             11.62             11.62              11.62             11.62             --
  6/25/2014     13.44             13.44             11.24             11.24              11.24               --               --
  7/25/2014     13.94             13.94             11.62             11.62              11.62               --               --
  8/25/2014     13.55             13.55             11.24             11.24              11.24               --               --
  9/25/2014     13.60             13.60             11.24             11.24              11.24               --               --
 10/25/2014     14.12             14.12             11.61             11.61              11.61               --               --
 11/25/2014     13.72             13.72             11.24             11.24              11.24               --               --
 12/25/2014     14.24             14.24             11.61             11.61              11.61               --               --
  1/25/2015     13.84             13.84             11.24             11.24              11.24               --               --
  2/25/2015     13.91             13.91             11.24             11.24              11.24               --               --
  3/25/2015     15.48             15.48             12.44             12.44                --                --               --
  4/25/2015     14.04             14.04             11.23             11.23                --                --               --
  5/25/2015     14.58             14.58             11.61             11.61                --                --               --
  6/25/2015     14.18             14.18             11.23             11.23                --                --               --
  7/25/2015     14.73             14.73             11.61             11.61                --                --               --
  8/25/2015     14.33             14.33             11.23             11.23                --                --               --
  9/25/2015     14.41             14.41             11.23             11.23                --                --               --
 10/25/2015     14.97             14.97             11.60             11.60                --                --               --
 11/25/2015     14.57             14.57             11.23             11.23                --                --               --
 12/25/2015     15.14             15.14             11.60             11.60                --                --               --
  1/25/2016     14.74             14.74             11.23             11.23                --                --               --
  2/25/2016     14.82             14.82             11.23             11.23                --                --               --
  3/25/2016     15.95             15.95             12.00             12.00                --                --               --
  4/25/2016     15.01             15.01             11.22             11.22                --                --               --
  5/25/2016     15.61             15.61             11.60             11.60                --                --               --
  6/25/2016     15.20             15.20             11.22             11.22                --                --               --
  7/25/2016     15.81             15.81             11.60             11.60                --                --               --
  8/25/2016     15.40             15.40             11.22             11.22                --                --               --
  9/25/2016     15.51             15.51             11.22             11.22                --                --               --
 10/25/2016     16.14             16.14             11.60             11.60                --                --               --
 11/25/2016     15.73             15.73             11.22             11.22                --                --               --
 12/25/2016     16.37             16.37             11.59             11.59                --                --               --
  1/25/2017     15.96             15.96             11.22               --                 --                --               --
  2/25/2017     16.08             16.08             11.22               --                 --                --               --
  3/25/2017     17.94             17.94             12.42               --                 --                --               --
  4/25/2017     16.33             16.33             11.22               --                 --                --               --
  5/25/2017     17.01             17.01             11.59               --                 --                --               --
  6/25/2017     16.59             16.59             11.22               --                 --                --               --
  7/25/2017     17.29             17.29             11.59               --                 --                --               --
  8/25/2017     16.87             16.87             11.22               --                 --                --               --
  9/25/2017     17.01             17.01             11.22               --                 --                --               --
 10/25/2017     17.74             17.74             11.59               --                 --                --               --
 11/25/2017     17.96             17.96             11.37               --                 --                --               --
 12/25/2017     18.75             18.75             11.76               --                 --                --               --
  1/25/2018     18.32             18.32             11.38               --                 --                --               --
  2/25/2018     18.71             18.71               --                --                 --                --               --


1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month , 6 month and 1 year LIBOR rate and a 1 year CMT rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
                          SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
                                    (CONT'D.)

PERIOD       A-1 CAP (%)       A-2 CAP (%)       M-1 CAP (%)       M-2 CAP (%)        M-3 CAP (%)       B-1 CAP (%)      B-2 CAP (%)
------       -----------       -----------       -----------       -----------        -----------       -----------      -----------
              ACTUAL/360        ACTUAL/360       ACTUAL/360         ACTUAL/360        ACTUAL/360         ACTUAL/360      ACTUAL/360

  3/25/2018     21.21             21.21               --                --                 --                --               --
  4/25/2018     19.63             19.63               --                --                 --                --               --
  5/25/2018     20.67             20.67               --                --                 --                --               --
  6/25/2018     20.39             20.39               --                --                 --                --               --
  7/25/2018     21.51             21.51               --                --                 --                --               --
  8/25/2018     21.26             21.26               --                --                 --                --               --
  9/25/2018     21.74             21.74               --                --                 --                --               --
 10/25/2018     23.00             23.00               --                --                 --                --               --
 11/25/2018     22.82             22.82               --                --                 --                --               --
 12/25/2018     24.20             24.20               --                --                 --                --               --
  1/25/2019     24.08             24.08               --                --                 --                --               --
  2/25/2019     24.79             24.79               --                --                 --                --               --
  3/25/2019     28.31             28.31               --                --                 --                --               --
  4/25/2019     26.41             26.41               --                --                 --                --               --
  5/25/2019     28.26             28.26               --                --                 --                --               --
  6/25/2019     28.38             28.38               --                --                 --                --               --
  7/25/2019     30.51             30.51               --                --                 --                --               --
  8/25/2019     30.80             30.80               --                --                 --                --               --
  9/25/2019     32.22             32.22               --                --                 --                --               --
 10/25/2019     34.97             34.97               --                --                 --                --               --
 11/25/2019     35.68             35.68               --                --                 --                --               --
 12/25/2019     39.04             39.04               --                --                 --                --               --
  1/25/2020     40.22             40.22               --                --                 --                --               --
  2/25/2020     43.09             43.09               --                --                 --                --               --
  3/25/2020     49.69             49.69               --                --                 --                --               --
  4/25/2020     50.59             50.59               --                --                 --                --               --
  5/25/2020     57.49             57.49               --                --                 --                --               --
  6/25/2020     61.99             61.99               --                --                 --                --               --
  7/25/2020     72.59             72.59               --                --                 --                --               --
  8/25/2020     81.38             81.38               --                --                 --                --               --
  9/25/2020     97.23             97.23               --                --                 --                --               --
 10/25/2020     125.63            125.63              --                --                 --                --               --
 11/25/2020     163.72            163.72              --                --                 --                --               --
 12/25/2020     262.88            262.88              --                --                 --                --               --
  1/25/2021       **                **                --                --                 --                --               --

** In this period the Class A-1 and Class A-2 Certificates have a balance of $32,568 and are paid $28,016 in interest.



1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month , 6 month and 1 year LIBOR rate and a 1 year CMT rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY
                       AS OF CUT-OFF DATE OF MARCH 1, 2003

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
PRODUCT TYPES:                        MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
----------------------------------  ----------------  ------------  ----------------  ----------  ----------------  ------------
Fixed-10 Year                                 8            594,000          0.11          9.463          117            62.22
Fixed-15 Year                                98          7,546,601          1.39          8.154          176            75.56
Fixed-20 Year                                28          2,398,250          0.44          8.924          236            84.40
Fixed-25 Year                                 1            246,332          0.05          8.750          295            77.34
Fixed-30 Year                               815        120,803,185         22.33          7.985          356            80.25
Fixed Balloon-15/20                           1            182,935          0.03          5.530          178            50.41
Fixed Balloon-15/30                         281         31,910,772          5.90          9.633          175            84.07
ARM-6 Month                                   5          1,220,802          0.23          5.272          354            72.00
ARM-2 Year/6 Month                        1,715        310,239,647         57.34          7.977          357            81.55
ARM-3 Year/6 Month                          375         60,570,523         11.19          8.060          357            80.82
ARM-5 Year/6 Month                            5          1,379,600          0.25          7.169          357            68.72
ARM-3 Year/1 Year                             1            196,455          0.04          8.875          355            89.55
ARM-5 Year/1 Year                             1            110,421          0.02          5.750          355            71.61
IO 5Yr-Fixed/ARM-2 Yr/6 Month                 5          2,132,496          0.39          6.152          355            71.22
IO 5Yr-Fixed/ARM-5 Yr/6 Month                 1             65,730          0.01          6.500          355            70.00
IO 5Yr-Fixed/ARM-6 Month                      2          1,498,021          0.28          5.788          354            70.00
----------------------------------  ----------------  ------------  ----------------  ----------  ----------------  ------------
TOTAL:                                    3,342        541,095,770        100.00          8.072          342            81.09
==================================  ================  ============  ================  ==========  ================  ============

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
ORIGINATOR:                           MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
----------------------------------  ----------------  ------------  ----------------  ----------  ----------------  ------------
Aegis                                       408         51,232,141         9.47          8.733           353             81.87
BNC                                         429         77,595,126        14.34          7.777           355             82.05
Chapel                                      426         67,435,170        12.46          8.597           280             80.56
Encore                                      552        110,466,643        20.42          7.853           354             78.15
Impac                                       755        114,360,837        21.14          7.921           348             82.08
New Century                                 153         24,837,129         4.59          7.592           353             81.15
Peoples Choice                              361         57,293,892        10.59          8.006           353             81.83
SIB                                         258         37,874,832         7.00          8.355           340             83.48
----------------------------------  ----------------  ------------  ----------------  ----------  ----------------  ------------
TOTAL                                     3,342        541,095,770       100.00          8.072           342             81.09
==================================  ================  ============  ================  ==========  ================  ============


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY
                       AS OF CUT-OFF DATE OF MARCH 1, 2003
                                    (CONT'D.)

                                                                       % OF MORTGAGE
                                                                          POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE        AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                        NUMBER OF      CUT-OFF DATE     CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        MORTGAGE        PRINCIPAL        PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
RANGE OF GROSS INTEREST RATES (%):        LOANS        BALANCE ($)        BALANCE        RATE (%)     TERM (MONTHS)        (%)
----------------------------------  ----------------  --------------  ----------------  ----------  ----------------  ------------
4.000-4.999                                   4           1,452,501          0.27           4.673          354             69.95
5.000-5.999                                  27           6,522,747          1.21           5.849          346             72.47
6.000-6.999                                 477         105,520,617         19.50           6.725          352             77.66
7.000-7.999                                 967         192,036,841         35.49           7.560          348             81.43
8.000-8.999                                 895         140,635,587         25.99           8.525          342             82.69
9.000-9.999                                 480          60,394,117         11.16           9.498          333             81.29
10.000-10.999                               233          19,948,847          3.69          10.472          334             81.94
11.000-11.999                               126           7,309,573          1.35          11.476          285             85.22
12.000-12.999                                69           4,060,935          0.75          12.456          229             88.87
13.000-13.999                                32           1,629,699          0.30          13.686          184             96.92
14.000-14.999                                32           1,584,304          0.29          14.453          223             99.56
----------------------------------  ----------------  --------------  ----------------  ----------  ----------------  ------------
TOTAL:                                    3,342         541,095,770        100.00           8.072          342             81.09
==================================  ================  ==============  ================  ==========  ================  ============

Minimum: 4.500
Maximum: 14.500
Weighted Average: 8.072


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY
                       AS OF CUT-OFF DATE OF MARCH 1, 2003
                                    (CONT'D.)

                                                                      % OF MORTGAGE
                                                                         POOL BY        WEIGHTED                       WEIGHTED
                                                         AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                       CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
RANGE OF CUT-OFF DATE PRINCIPAL         NUMBER OF        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
BALANCES ($):                         MORTGAGE LOANS    BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
----------------------------------  ----------------  -------------  ----------------  ----------  ----------------  ------------
<= 25,000.00                                 62          1,181,592          0.22          11.579          239            92.86
25,000.01-50,000.00                         291         11,552,208          2.13          10.565          280            83.97
50,000.01-75,000.00                         434         27,245,967          5.04           9.326          324            81.09
75,000.01-100,000.00                        377         33,119,869          6.12           8.664          343            80.37
100,000.01-125,000.00                       343         38,720,297          7.16           8.474          342            80.53
125,000.01-150,000.00                       339         46,857,213          8.66           8.108          347            80.59
150,000.01-175,000.00                       306         49,594,450          9.17           8.147          344            81.23
175,000.01-200,000.00                       260         48,649,846          8.99           7.903          346            82.36
200,000.01-225,000.00                       189         40,258,266          7.44           7.945          345            82.00
225,000.01-250,000.00                       164         38,746,686          7.16           7.781          346            82.64
250,000.01-275,000.00                       133         34,931,527          6.46           7.764          350            82.38
275,000.01-300,000.00                        98         28,275,999          5.23           7.870          344            83.00
300,000.01-325,000.00                        75         23,431,540          4.33           7.737          353            81.13
325,000.01-350,000.00                        49         16,441,633          3.04           7.586          356            80.95
350,000.01-375,000.00                        41         14,792,639          2.73           7.519          357            82.20
375,000.01-400,000.00                        44         17,113,920          3.16           7.580          340            80.23
400,000.01-425,000.00                        23          9,512,235          1.76           7.517          333            84.41
425,000.01-450,000.00                        31         13,567,793          2.51           7.701          345            81.48
450,000.01-475,000.00                        21          9,660,989          1.79           7.911          356            82.56
475,000.01-500,000.00                        19          9,289,580          1.72           7.425          347            78.17
500,000.01-525,000.00                         5          2,571,655          0.48           7.192          356            77.45
525,000.01-550,000.00                         1            534,538          0.10           6.500          357            80.00
550,000.01-575,000.00                         7          3,938,313          0.73           7.314          330            70.83
575,000.01-600,000.00                        10          5,924,294          1.09           7.571          320            72.24
600,000.01 >=                                20         15,182,721          2.81           7.588          322            70.46
----------------------------------  ----------------  -------------  ----------------  ----------  ----------------  ------------
TOTAL:                                    3,342        541,095,770        100.00           8.072          342            81.09
==================================  ================  =============  ================  ==========  ================  ============

Minimum: 9,845
Maximum: 995,845
Average: 161,908




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY
                       AS OF CUT-OFF DATE OF MARCH 1, 2003
                                    (CONT'D.)


                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
ORIGINAL TERMS (MONTHS):              MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
----------------------------------  ----------------  ------------  ----------------  ----------  ----------------  ------------
120                                            8           594,000        0.11           9.463           117            62.22
180                                          380        39,640,308        7.33           9.332           176            82.30
240                                           28         2,398,250        0.44           8.924           236            84.40
300                                            1           246,332        0.05           8.750           295            77.34
360                                        2,925       498,216,880       92.08           7.965           356            81.01
----------------------------------  ----------------  ------------  ----------------  ----------  ----------------  ------------
TOTAL:                                     3,342       541,095,770      100.00           8.072           342            81.09
==================================  ================  ============  ================  ==========  ================  ============

Minimum: 120
Maximum: 360
Weighted Average: 346

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
RANGE OF REMAINING TERMS (MONTHS):    MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
----------------------------------  ----------------  ------------  ----------------  ----------  ----------------  ------------
109-120                                        8          594,000         0.11           9.463           117             62.22
169-180                                      380       39,640,308         7.33           9.332           176             82.30
229-240                                       28        2,398,250         0.44           8.924           236             84.40
289-300                                        1          246,332         0.05           8.750           295             77.34
337-348                                        5          854,375         0.16           7.899           347             90.26
349-360                                    2,920      497,362,505        91.92           7.965           356             80.99
----------------------------------  ----------------  ------------  ----------------  ----------  ----------------  ------------
TOTAL:                                     3,342      541,095,770       100.00           8.072           342             81.09
==================================  ================  ============  ================  ==========  ================  ============

Minimum: 114
Maximum: 359
Weighted Average: 342




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY
                       AS OF CUT-OFF DATE OF MARCH 1, 2003
                                    (CONT'D.)

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                       AGGREGATE       AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                        NUMBER OF     CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
RANGE OF ORIGINAL COMBINED LTV          MORTGAGE       PRINCIPAL       PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
RATIOS (%):                               LOANS       BALANCE ($)       BALANCE        RATE (%)     TERM (MONTHS)        (%)
----------------------------------  ----------------  ------------  ----------------  ----------  ----------------  ------------
<= 30.00                                     17          1,145,688         0.21          8.091           341            25.48
30.01-40.00                                  19          2,998,043         0.55          7.934           302            37.37
40.01-50.00                                  61          6,839,910         1.26          8.242           316            45.58
50.01-60.00                                 132         20,257,537         3.74          7.666           342            56.70
60.01-70.00                                 306         55,249,747        10.21          7.770           346            66.90
70.01-80.00                               1,127        201,141,687        37.17          7.912           342            78.09
80.01-90.00                               1,052        177,709,527        32.84          8.102           349            87.55
90.01-100.00                                628         75,753,630        14.00          8.745           329            96.60
----------------------------------  ----------------  ------------  ----------------  ----------  ----------------  ------------
TOTAL:                                    3,342        541,095,770       100.00          8.072           342            81.09
==================================  ================  ============  ================  ==========  ================  ============

Minimum: 14.31
Maximum: 100.00
Weighted Average: 81.09


                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                       AGGREGATE       AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                        NUMBER OF     CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        MORTGAGE       PRINCIPAL       PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
RANGE OF GROSS MARGINS (%):               LOANS       BALANCE ($)       BALANCE        RATE (%)     TERM (MONTHS)        (%)
----------------------------------  ----------------  ------------  ----------------  ----------  ----------------  ------------
Fixed Rate Loans                          1,232        163,682,075        30.25          8.331           310             80.73
<=5.000                                     128         32,642,804         6.03          7.238           356             75.88
5.001-5.500                                  72         12,966,547         2.40          7.774           357             79.58
5.501-6.000                                 558        112,886,427        20.86          7.682           356             82.14
6.001-6.500                                 410         76,058,596        14.06          7.800           357             82.83
6.501-7.000                                 363         64,860,366        11.99          8.008           357             80.89
7.001-7.500                                 220         36,494,584         6.74          8.355           357             81.03
7.501-8.000                                 121         15,793,924         2.92          8.703           356             83.52
8.001-8.500                                 104         13,221,633         2.44          9.025           356             79.99
8.501-9.000                                  55          5,599,646         1.03          9.530           356             82.09
>= 9.001                                     79          6,889,170         1.27         10.432           356             78.97
----------------------------------  ----------------  ------------  ----------------  ----------  ----------------  ------------
TOTAL:                                    3,342        541,095,770       100.00          8.072           342             81.09
==================================  ================  ============  ================  ==========  ================  ============

Non Fixed Rate Minimum: 2.000
Non Fixed Rate Maximum: 10.875
Non Fixed Rate Weighted Average: 6.428




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY
                       AS OF CUT-OFF DATE OF MARCH 1, 2003
                                    (CONT'D.)

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                       AGGREGATE       AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                        NUMBER OF     CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        MORTGAGE       PRINCIPAL       PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
RANGE OF MINIMUM MORTGAGE RATES (%):      LOANS       BALANCE ($)       BALANCE        RATE (%)     TERM (MONTHS)        (%)
----------------------------------  ----------------  ------------  ----------------  ----------  ----------------  ------------
Fixed Rate Loans                          1,232        163,682,075       30.25            8.331         310              80.73
<=5.000                                       8          2,262,114        0.42            5.280         355              74.09
5.501-6.000                                  29          8,543,669        1.58            6.074         356              73.42
6.001-6.500                                  85         19,875,465        3.67            6.559         357              79.62
6.501-7.000                                 259         58,053,858       10.73            6.953         357              80.12
7.001-7.500                                 341         71,792,024       13.27            7.393         357              81.28
7.501-8.000                                 371         69,728,009       12.89            7.870         357              82.65
8.001-8.500                                 285         49,234,706        9.10            8.369         356              82.87
8.501-9.000                                 304         48,405,837        8.95            8.882         356              82.55
9.001-9.500                                 171         23,249,266        4.30            9.329         356              81.61
9.501-10.000                                133         14,490,851        2.68            9.816         356              80.93
10.001-10.500                                69          6,868,291        1.27           10.339         356              77.94
10.501-11.000                                32          3,526,489        0.65           10.889         356              74.81
11.001-11.500                                13            814,913        0.15           11.283         356              71.07
11.501-12.000                                 7            471,807        0.09           11.858         354              63.15
12.001-12.500                                 1             41,257        0.01           12.500         356              70.00
12.501-13.000                                 2             55,138        0.01           12.840         355              57.87
----------------------------------  ----------------  ------------  ----------------  ----------  ----------------  ------------
TOTAL:                                    3,342        541,095,770      100.00            8.072         342              81.09
==================================  ================  ============  ================  ==========  ================  ============

Non Fixed Rate Minimum: 3.500
Non Fixed Rate Maximum: 13.000
Non Fixed Rate Weighted Average: 7.906




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY
                       AS OF CUT-OFF DATE OF MARCH 1, 2003
                                    (CONT'D.)

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                       AGGREGATE       AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                        NUMBER OF     CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        MORTGAGE       PRINCIPAL       PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
RANGE OF MAXIMUM LOAN RATES (%):          LOANS       BALANCE ($)       BALANCE        RATE (%)     TERM (MONTHS)        (%)
----------------------------------  ----------------  ------------  ----------------  ----------  ----------------  ------------
Fixed Rate Loans                          1,232        163,682,075        30.25           8.331          310            80.73
<= 13.000                                   145         37,662,765         6.96           6.572          356            76.33
13.001-13.500                               215         46,452,262         8.58           7.110          357            80.33
13.501-14.000                               368         74,441,766        13.76           7.390          357            82.34
14.001-14.500                               349         64,938,018        12.00           7.809          357            82.75
14.501-15.000                               391         64,880,792        11.99           8.337          357            83.38
15.001-15.500                               218         34,010,857         6.29           8.741          357            82.30
15.501-16.000                               197         28,834,407         5.33           9.277          356            80.22
16.001-16.500                               109         13,347,893         2.47           9.641          357            80.27
16.501-17.000                                63          6,387,776         1.18          10.095          357            78.47
17.001-17.500                                33          3,909,722         0.72          10.568          356            72.92
17.501-18.000                                11          1,919,944         0.35          11.078          356            71.94
18.001-18.500                                 4            276,103         0.05          11.482          357            67.83
18.501-19.000                                 6            326,202         0.06          11.998          354            52.54
19.501-20.000                                 1             25,187         0.00          12.650          358            60.00
----------------------------------  ----------------  ------------  ----------------  ----------  ----------------  ------------
TOTAL:                                    3,342        541,095,770       100.00           8.072          342            81.09
==================================  ================  ============  ================  ==========  ================  ============

Non Fixed Rate Minimum: 10.500
Non Fixed Rate Maximum: 19.650
Non Fixed Rate Weighted Average: 14.394


                                                                      % OF MORTGAGE
                                                                         POOL BY        WEIGHTED                      WEIGHTED
                                                        AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                                        NUMBER OF      CUT-OFF DATE    CUT-OFF DATE       GROSS        AVERAGE        ORIGINAL
                                        MORTGAGE        PRINCIPAL       PRINCIPAL       INTEREST      REMAINING     COMBINED LTV
INITIAL PERIODIC CAP (%):                 LOANS        BALANCE ($)       BALANCE        RATE (%)    TERM (MONTHS)        (%)
----------------------------------  ----------------  -------------  ----------------  ----------  ---------------  ------------
Fixed Rate Loans                           1,232       163,682,075         30.25          8.331          310             80.73
1                                             15         4,657,172          0.86          6.209          355             73.32
1.5                                          507       103,366,095         19.10          7.822          357             79.81
2                                            421        75,408,091         13.94          7.783          358             81.86
2.5                                            1           188,654          0.03          8.500          357             63.00
3                                          1,161       192,500,092         35.58          8.150          356             82.08
5                                              4         1,220,824          0.23          6.833          356             67.91
6                                              1            72,766          0.01          9.875          356             90.00
----------------------------------  ----------------  -------------  ----------------  ----------  ---------------  ------------
TOTAL:                                     3,342       541,095,770        100.00          8.072          342             81.09
==================================  ================  =============  ================  ==========  ===============  ============

Non Fixed Rate Minimum: 1.000
Non Fixed Rate Maximum: 6.000
Non Fixed Rate Weighted Average: 2.371




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY
                       AS OF CUT-OFF DATE OF MARCH 1, 2003
                                    (CONT'D.)

                                                                      % OF MORTGAGE
                                                                         POOL BY        WEIGHTED                      WEIGHTED
                                                        AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                                        NUMBER OF      CUT-OFF DATE    CUT-OFF DATE       GROSS        AVERAGE        ORIGINAL
                                        MORTGAGE        PRINCIPAL       PRINCIPAL       INTEREST      REMAINING     COMBINED LTV
SUBSEQUENT PERIODIC CAP (%):              LOANS        BALANCE ($)       BALANCE        RATE (%)    TERM (MONTHS)        (%)
----------------------------------  ----------------  -------------  ----------------  ----------  ---------------  ------------
Fixed Rate Loans                          1,232        163,682,075         30.25          8.331           310            80.73
1                                         1,592        272,044,353         50.28          8.008           356            81.79
1.5                                         512        104,527,764         19.32          7.826           357            79.83
2                                             4            586,377          0.11          8.434           355            85.37
3                                             2            255,201          0.05          9.428           355            82.85
----------------------------------  ----------------  -------------  ----------------  ----------  ---------------  ------------
TOTAL:                                    3,342        541,095,770        100.00          8.072           342            81.09
==================================  ================  =============  ================  ==========  ===============  ============

Non Fixed Rate Minimum: 1.000
Non Fixed Rate Maximum: 3.000
Non Fixed Rate Weighted Average: 1.141




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY
                       AS OF CUT-OFF DATE OF MARCH 1, 2003
                                    (CONT'D.)

                                                                      % OF MORTGAGE
                                                                         POOL BY        WEIGHTED                      WEIGHTED
                                                        AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                                        NUMBER OF      CUT-OFF DATE    CUT-OFF DATE       GROSS        AVERAGE        ORIGINAL
                                        MORTGAGE        PRINCIPAL       PRINCIPAL       INTEREST      REMAINING     COMBINED LTV
NEXT RATE ADJUSTMENT DATES:               LOANS        BALANCE ($)       BALANCE        RATE (%)    TERM (MONTHS)        (%)
----------------------------------  ----------------  -------------  ----------------  ----------  ---------------  ------------
Fixed Rate                                1,232        163,682,075        30.25            8.331          310           80.73
April 2003                                    2            677,706         0.13            6.049          355           71.13
May 2003                                      2            334,254         0.06            4.833          356           70.00
August 2003                                   2            733,142         0.14            5.007          353           72.29
September 2003                                1            973,721         0.18            5.875          354           70.00
February 2004                                 1            133,967         0.02            9.350          347           95.00
March 2004                                    1            249,030         0.05            8.080          348           90.00
May 2004                                      2            210,727         0.04            8.081          350           96.75
June 2004                                    13          2,483,756         0.46            8.260          351           84.36
July 2004                                     8          1,290,700         0.24            9.445          352           82.86
August 2004                                  26          4,463,432         0.82            8.025          353           84.92
September 2004                              137         21,287,545         3.93            8.147          354           81.59
October 2004                                262         50,951,504         9.42            7.979          355           80.79
November 2004                               456         77,019,021        14.23            8.199          356           81.22
December 2004                               457         85,500,031        15.80            7.960          357           80.78
January 2005                                 76         13,252,201         2.45            8.142          358           81.86
February 2005                               281         55,530,231        10.26            7.464          359           82.86
June 2005                                     2            297,143         0.05            9.388          351           88.31
July 2005                                     2            550,830         0.10            7.844          352           90.86
August 2005                                   4            241,673         0.04            9.358          353           83.64
September 2005                               21          3,088,862         0.57            7.697          354           76.10
October 2005                                 29          5,333,556         0.99            7.808          355           83.71
November 2005                               165         24,525,063         4.53            8.537          356           80.36
December 2005                                88         16,531,558         3.06            7.651          357           80.56
January 2006                                  7            525,519         0.10            9.460          358           85.95
February 2006                                58          9,672,773         1.79            7.685          359           81.38
September 2007                                1            118,307         0.02            6.750          354           70.00
October 2007                                  4            634,756         0.12            6.583          355           61.18
December 2007                                 1            158,776         0.03            9.750          357           75.00
January 2008                                  1            643,913         0.12            6.875          358           75.00
----------------------------------  ----------------  -------------  ----------------  ----------  ---------------  ------------
TOTAL:                                    3,342        541,095,770       100.00            8.072          342           81.09
==================================  ================  =============  ================  ==========  ===============  ============

Non Fixed Rate Weighted Average: January 2005



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY
                       AS OF CUT-OFF DATE OF MARCH 1, 2003
                                    (CONT'D.)

                                                                      % OF MORTGAGE
                                                                         POOL BY        WEIGHTED                      WEIGHTED
                                                        AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                                        NUMBER OF      CUT-OFF DATE    CUT-OFF DATE       GROSS        AVERAGE        ORIGINAL
GEOGRAPHIC DISTRIBUTION OF              MORTGAGE        PRINCIPAL       PRINCIPAL       INTEREST      REMAINING     COMBINED LTV
MORTGAGED PROPERTIES:                     LOANS        BALANCE ($)       BALANCE        RATE (%)    TERM (MONTHS)        (%)
----------------------------------  ----------------  -------------  ----------------  ----------  ---------------  ------------
California                                1,099        229,842,498         42.48          7.691          352             80.17
Florida                                     277         34,533,565          6.38          8.279          339             81.64
Michigan                                    221         28,459,912          5.26          8.078          347             79.92
Illinois                                    154         25,926,694          4.79          8.379          334             80.57
New Jersey                                  126         20,544,176          3.80          8.686          305             79.37
Hawaii                                       80         14,184,323          2.62          7.798          357             83.84
Maryland                                     77         13,696,141          2.53          8.248          308             82.97
New York                                     56         13,420,212          2.48          8.526          346             77.73
Pennsylvania                                140         13,329,414          2.46          8.375          340             84.13
Massachusetts                                62         11,226,504          2.07          8.205          347             77.04
Ohio                                        101         10,959,818          2.03          8.443          339             85.08
Virginia                                     66         10,847,244          2.00          8.677          283             80.69
Colorado                                     53         10,232,279          1.89          8.180          340             83.43
Washington                                   38          8,529,967          1.58          7.877          354             85.04
Minnesota                                    50          8,087,227          1.49          8.216          351             83.92
Other                                       742         87,275,797         16.13          8.509          338             82.74
----------------------------------  ----------------  -------------  ----------------  ----------  ---------------  ------------
TOTAL:                                    3,342        541,095,770        100.00          8.072          342             81.09
==================================  ================  =============  ================  ==========  ===============  ============

Number of States/District of Columbia Represented: 50

                                                                      % OF MORTGAGE
                                                                         POOL BY        WEIGHTED                      WEIGHTED
                                                        AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                                        NUMBER OF      CUT-OFF DATE    CUT-OFF DATE       GROSS        AVERAGE        ORIGINAL
                                        MORTGAGE        PRINCIPAL       PRINCIPAL       INTEREST      REMAINING     COMBINED LTV
OCCUPANCY TYPE:                           LOANS        BALANCE ($)       BALANCE        RATE (%)    TERM (MONTHS)        (%)
----------------------------------  ----------------  -------------  ----------------  ----------  ---------------  ------------
Primary                                   3,057        506,570,043         93.62          8.044          343             81.31
Non-Owner Occupied                          271         30,661,012          5.67          8.485          333             77.75
Second Home                                  14          3,864,715          0.71          8.473          295             79.87
----------------------------------  ----------------  -------------  ----------------  ----------  ---------------  ------------
TOTAL:                                    3,342        541,095,770        100.00          8.072          342             81.09
==================================  ================  =============  ================  ==========  ===============  ============




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY
                       AS OF CUT-OFF DATE OF MARCH 1, 2003
                                    (CONT'D.)


                                                                      % OF MORTGAGE
                                                                         POOL BY        WEIGHTED                      WEIGHTED
                                                         AGGREGATE      AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                                                       CUT-OFF DATE    CUT-OFF DATE       GROSS        AVERAGE        ORIGINAL
                                        NUMBER OF        PRINCIPAL      PRINCIPAL       INTEREST      REMAINING     COMBINED LTV
PROPERTY TYPE:                        MORTGAGE LOANS    BALANCE ($)      BALANCE        RATE (%)    TERM (MONTHS)        (%)
----------------------------------  ----------------  -------------  ----------------  ----------  ---------------  ------------
Single Family Residence                   2,571        413,144,861         76.35           8.071         344            81.00
Planned Unit Development                    246         48,351,622          8.94           8.167         331            83.27
2-4 Family                                  255         41,510,329          7.67           8.106         336            79.37
Condominium                                 246         36,039,703          6.66           7.848         345            81.10
Manufactured Housing                         24          2,049,255          0.38           9.119         338            83.14
----------------------------------  ----------------  -------------  ----------------  ----------  ---------------  ------------
TOTAL:                                    3,342        541,095,770        100.00           8.072         342            81.09
==================================  ================  =============  ================  ==========  ===============  ============

                                                                      % OF MORTGAGE
                                                                         POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE       AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                        NUMBER OF      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        MORTGAGE        PRINCIPAL       PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
LOAN PURPOSE:                             LOANS        BALANCE ($)       BALANCE        RATE (%)     TERM (MONTHS)        (%)
----------------------------------  ----------------  -------------  ----------------  ----------  ----------------  ------------
Refinance - Cashout                       1,954         323,573,515        59.80          8.018           347            79.16
Purchase                                    988         147,203,305        27.20          8.265           332            85.52
Refinance - Rate/Term                       400          70,318,950        13.00          7.915           345            80.76
----------------------------------  ----------------  -------------  ----------------  ----------  ----------------  ------------
TOTAL:                                    3,342         541,095,770       100.00          8.072           342            81.09
==================================  ================  =============  ================  ==========  ================  ============

                                                                          % OF
                                                                        MORTGAGE
                                                                         POOL BY                                       WEIGHTED
                                                        AGGREGATE       AGGREGATE       WEIGHTED        WEIGHTED        AVERAGE
                                        NUMBER OF      CUT-OFF DATE   CUT-OFF DATE   AVERAGE GROSS      AVERAGE        ORIGINAL
                                        MORTGAGE        PRINCIPAL       PRINCIPAL    INTEREST RATE     REMAINING     COMBINED LTV
LIEN POSITION:                            LOANS        BALANCE ($)       BALANCE          (%)        TERM (MONTHS)        (%)
----------------------------------  ----------------  -------------  ----------------  ----------  ----------------  ------------
1st Lien                                  3,024        523,634,449        96.77          7.949            346            80.60
2nd Lien                                    318         17,461,321         3.23         11.765            245            96.08
----------------------------------  ----------------  -------------  ----------------  ----------  ----------------  ------------
TOTAL:                                    3,342        541,095,770       100.00          8.072            342            81.09
==================================  ================  =============  ================  ==========  ================  ============

                                                                           % OF
                                                                         MORTGAGE
                                                                          POOL BY                                       WEIGHTED
                                                        AGGREGATE        AGGREGATE       WEIGHTED        WEIGHTED        AVERAGE
                                        NUMBER OF      CUT-OFF DATE    CUT-OFF DATE   AVERAGE GROSS      AVERAGE        ORIGINAL
                                        MORTGAGE        PRINCIPAL        PRINCIPAL    INTEREST RATE     REMAINING     COMBINED LTV
DOCUMENTATION LEVEL:                      LOANS        BALANCE ($)        BALANCE          (%)        TERM (MONTHS)        (%)
----------------------------------  ----------------  --------------  ----------------  ----------  ----------------  ------------
Full Documentation                        2,023         305,639,349          56.49          8.035             348           82.73
Stated Documentation                      1,125         200,036,001          36.97          8.121             336           79.08
Limited/Alternate                           138          26,039,867           4.81          7.865             355           79.27
No Ratio                                     56           9,380,553           1.73          8.788             245           75.96
----------------------------------  ----------------  --------------  ----------------  ----------  ----------------  ------------
TOTAL:                                    3,342         541,095,770       100.00          8.072             342           81.09
==================================  ================  ==============  ================  ==========  ================  ============




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY
                       AS OF CUT-OFF DATE OF MARCH 1, 2003
                                    (CONT'D.)

                                                                       % OF MORTGAGE
                                                                          POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE        AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                        NUMBER OF      CUT-OFF DATE     CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        MORTGAGE        PRINCIPAL        PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
PREPAYMENT PENALTY TERM:                  LOANS        BALANCE ($)        BALANCE        RATE (%)     TERM (MONTHS)        (%)
----------------------------------  ----------------  --------------  ----------------  ----------  ----------------  ------------
No Prepayment Penalty                       439          63,925,618        11.81           8.435           345            79.42
6 Months                                      3             775,399         0.14           7.371           358            81.05
12 Months                                   246          43,994,942         8.13           8.646           300            81.91
15 Months                                     1             168,892         0.03           8.200           176           100.00
18 Months                                     1             141,076         0.03           8.625           355            62.89
24 Months                                 1,562         266,884,834        49.32           8.012           355            82.00
30 Months                                     7             521,565         0.10           9.684           356            81.89
36 Months                                   833         124,123,241        22.94           7.954           335            79.87
42 Months                                     1             124,263         0.02           9.250           355            40.32
48 Months                                    34           6,982,706         1.29           7.051           343            74.97
60 Months                                   215          33,453,235         6.18           7.733           322            81.93
----------------------------------  ----------------  --------------  ----------------  ----------  ----------------  ------------
TOTAL:                                    3,342         541,095,770       100.00           8.072           342            81.09
==================================  ================  ==============  ================  ==========  ================  ============

                                                                       % OF MORTGAGE
                                                                          POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE        AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                        NUMBER OF      CUT-OFF DATE     CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        MORTGAGE        PRINCIPAL        PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
RANGE OF CREDIT SCORES:                   LOANS        BALANCE ($)        BALANCE        RATE (%)     TERM (MONTHS)        (%)
----------------------------------  ----------------  --------------  ----------------  ----------  ----------------  ------------
500-525                                    208           31,746,607         5.87           8.807           355             76.67
526-550                                    319           49,034,628         9.06           8.647           352             75.82
551-575                                    373           59,054,012        10.91           8.413           348             77.29
576-600                                    367           57,921,934        10.70           8.235           346             81.09
601-625                                    499           84,075,816        15.54           7.955           344             82.48
626-650                                    615           99,530,692        18.39           7.988           334             83.59
651-675                                    410           66,363,792        12.26           7.759           335             81.84
676-700                                    261           43,304,388         8.00           7.685           342             83.64
701-725                                    144           23,805,651         4.40           7.634           338             84.16
726-750                                     75           13,138,591         2.43           7.685           338             84.10
751-775                                     47            9,367,035         1.73           7.362           342             81.92
776-800                                     20            3,322,429         0.61           7.265           340             75.04
Above 800                                    4              430,195         0.08           6.506           336             79.70
----------------------------------  ----------------  --------------  ----------------  ----------  ----------------  ------------
TOTAL:                                   3,342          541,095,770        100.00          8.072           342             81.09
==================================  ================  ==============  ================  ==========  ================  ============

Minimum: 500
Maximum: 810
Weighted Average: 620




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 35